UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 17, 2014 (March 17, 2014)

GREEKTOWN HOLDINGS, L.L.C.
(Exact Name of Registrant as Specified in its Charter)

Michigan	333-169476-02	20-3579386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

555 East Lafayette, Detroit, Michigan 48226
(Address of Principal Executive Offices) (Zip Code)

(313) 223-2999
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                      Other Events

On March 17, 2014, Greektown Holdings, L.L.C. (the “Company”) filed a Form 15 with the Securities and Exchange Commission (the “SEC”) to voluntarily deregister its common stock, par value $0.01 per share, preferred stock, par value $0.01 per share and warrants and suspend its reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result of the filing of the Form 15, the Company’s obligation to file certain reports and forms with the SEC, including Forms 10-K, 10-Q and 8-K, will be immediately suspended.

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SIGNATURE

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2014

GREEKTOWN HOLDINGS, L.L.C.

By:	/s/ Glen Tomaszewski
Name:	Glen Tomaszewski
Title:	Senior Vice President, Chief Financial Officer and Treasurer

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